UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number          811-05848

                                    The Gabelli Value 25 Fund Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                                            Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                            Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Value 25 Fund Inc.

Annual Report — December 31, 2017

(Y)our Portfolio Management Team

Mario J. Gabelli, CFA Chief Investment Officer	Christopher J. Marangi Co-Chief Investment Officer BA, Williams College MBA, Columbia Business School

To Our Shareholders,

For the year ended December 31, 2017, the net asset value (“NAV”) per Class A Share of The Gabelli Value 25 Fund Inc. increased 12.8% compared with increases of 21.8% and 28.1% for the Standard & Poor’s (“S&P”) 500 Index and the Dow Jones Industrial Average, respectively. Other classes of shares are available. See page 3 for performance information for all classes of shares.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2017.

Performance Discussion (Unaudited)

The investment objective of the Fund is to provide long term capital appreciation.

The Fund’s investment strategy is to invest primarily in equity securities of companies that Gabelli Funds, LLC (the “Adviser”) believes are undervalued and have the potential to achieve significant capital appreciation, overweighting its core twenty-five equity positions. The Adviser invests in companies whose securities are selling at a significant discount to their private market value (“PMV”). PMV is the value the Adviser believes informed investors would be willing to pay to acquire the entire company. If investor attention is focused on the underlying asset value of a company due to expected or actual developments or other catalysts, an investment opportunity to realize this PMV may exist. The Fund may invest in companies of any size and from time to time may invest a greater portion in companies with large, medium, or small market capitalizations.

In selecting investments, the Adviser also considers the market price of the issuer’s securities, its balance sheet characteristics and the perceived strength of its management. The Fund’s assets will be invested primarily in common stock. Many of the common stocks the Fund will buy will not pay dividends. These stocks will be bought for the potential that their prices will increase, providing capital appreciation for the Fund. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer’s management, general market conditions, and the forecasts for the issuer’s industry and the value of the issuer’s assets.

After a sluggish start to the year, the U.S. economy grew at a faster than anticipated 3.1% and 3.3% in the second and third quarters, respectively. At 4.1%, unemployment stands at a ten year low while consumer wealth of nearly $97 trillion is at an all time high. Housing starts of 1.3 million units continue their steady increase, but remain below the prior peak of 2.2 million units. The U.S. is in its ninth year of economic expansion, making this the third longest expansion at 101 months, trailing only 1961-1969 and 1991-2001 (those expansions were 106 and 120 months, respectively). Perhaps as important, the global economy is in synchronized expansion. For all of 2017, the Eurozone is set to grow 2.2%, its fastest since 2007 while Japan has accelerated to 1.5%; China is likely to post growth of 6.7%. The stock market rose in the latter half of the year, following President Trump’s agenda on tax reform, deregulation, and fiscal stimulus. The Federal Reserve raised the Federal Funds rate for the fifth time since October of 2014, now ranging from 1.25%-1.50%.

Among the better performing stocks for the fiscal year were: Sony Corp (5.3% of net assets as of December 31, 2017), which saw its stock advance in 2017 due to the diversified product range and gaming and networking services; Diageo Plc. (3.8%), which has over 200 brands of beer and spirits under its belt as a global leader in beverage alcohol, and completed its acquisition in June of Casamigos, the fastest growing super-premium tequila brand in the U.S.; and American Express Co. (3.8%), the multinational financial services corporation headquartered in New York City which was able to start reporting earnings growth after spending a year adjusting for the loss of its former co-branded card agreement with Costco.

Some of our weaker performers were: CBS Corp (6.9%), the American mass media corporation, which in October 2017 split off its radio business as part of a merger with Entercom; Circor International Inc. (1.4%), a manufacturer in the energy, aerospace, and industrial markets; and Dish Network Corp. (1.9%), an American based direct-broadcast satellite service provider who cut 145,000 subscribers after Hurricane Maria took out power in Puerto Rico and the U.S. Virgin Islands.

Thank you for your investment in The Gabelli Value 25 Fund.

We appreciate your confidence and trust.

Comparative Results

Average Annual Returns through December 31, 2017 (a) (Unaudited)					Since
					Inception
	1 Year	5 Year	10 Year	15 Year	(9/29/89)
Class A (GABVX)	12.79%	9.03%	6.16%	8.58%	10.24%
With sales charge (b)	6.30	7.75	5.53	8.15	10.01
S&P 500 Index	21.83	15.79	8.50	9.92	9.80
Dow Jones Industrial Average	28.07	16.31	9.24	10.24	10.86
Nasdaq Composite Index	29.80	19.50	11.35	12.81	9.95
Class AAA (GVCAX)	12.71	9.03	6.16	8.58	10.24
Class C (GVCCX)	11.82	8.22	5.36	7.77	9.73
With contingent deferred sales charge (c)	10.82	8.22	5.36	7.77	9.73
Class I (GVCIX)	13.19	9.36	6.45	8.78	10.35
Class T (GVCTX)	12.74	9.02	6.15	8.57	10.24
With sales charge (d)	9.92	8.47	5.89	8.39	10.14

In the current prospectuses dated April 28, 2017, the gross expense ratios for Class AAA, A, C, I, and T Shares are 1.40%, 1.40%, 2.15%, 1.15%, and 1.40% respectively, and the net expense ratios for these share classes after contractual reimbursements by Gabelli Funds, LLC, (the “Adviser”) are 1.40%, 1.40%, 2.15%, 1.00%, and 1.40%, respectively. See page 10 for the expense ratios for the year ended December 31, 2017. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A, Class C, and Class T Shares is 5.75%, 1.00%, and 2.50%, respectively.

(a)  Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. The Class A Share NAVs are used to calculate performance for the periods prior to the issuance of Class AAA Shares on April 30, 2010, Class C Shares on March 15, 2000, Class I Shares on January 11, 2008, and Class T Shares on July 5, 2017. The actual performance of the Class C Shares would have been lower due to the additional fees and expenses associated with this class of shares. The actual performance of the Class AAA Shares, Class I Shares, and Class T Shares would have been higher due to lower expenses associated with these classes of shares. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Dow Jones Industrial Average and the Nasdaq Composite Index are unmanaged indicators of stock market performance. Dividends are considered reinvested, except for the Nasdaq Composite Index. You cannot invest directly in an index.

(b)  Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(c)   Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

(d)  Performance results include the effect of the maximum 2.50% sales charge at the beginning of the period.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI VALUE 25 FUND INC. (CLASS A SHARES) AND S&P 500 INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Gabelli Value 25 Fund Inc.
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from July 1, 2017 through December 31, 2017	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which would be described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2017.

	Beginning	Ending	Annualized	Expenses
	Account Value	Account Value	Expense	Paid During
	07/01/17	12/31/17	Ratio	Period*
The Gabelli Value 25 Fund Inc.
Actual Fund Return
Class AAA	$1,000.00	$1,042.90	1.41%	$ 7.26
Class A	$1,000.00	$1,043.20	1.41%	$ 7.26
Class C	$1,000.00	$1,038.80	2.16%	$11.10
Class I	$1,000.00	$1,045.50	1.00%	$ 5.16
Class T**	$1,000.00	$1,042.70	1.41%	$ 7.10
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.10	1.41%	$ 7.17
Class A	$1,000.00	$1,018.10	1.41%	$ 7.17
Class C	$1,000.00	$1,014.32	2.16%	$10.97
Class I	$1,000.00	$1,020.16	1.00%	$ 5.09
Class T	$1,000.00	$1,018.10	1.41%	$ 7.17

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

**

Class T Shares use a beginning account value date of 07/05/17, and Class T Share expenses are equal to the Funds’ annualized expense ratio for the period since inception multiplied by the number of days since inception (180 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2017:

The Gabelli Value 25 Fund Inc.

Entertainment	13.4%
Financial Services	10.4%
Broadcasting	10.1%
Cable and Satellite	8.5%
Food and Beverage	5.8%
Diversified Industrial	5.7%
Environmental Services	5.7%
Consumer Products	5.7%
Electronics.	5.3%
Metals and Mining	3.5%
Aerospace	2.8%
Energy and Utilities	2.7%
Automotive: Parts and Accessories	2.7%
Machinery	2.5%
Business Services	2.5%
Equipment and Supplies	2.3%

Hotels and Gaming	2.1%
Automotive	1.5%
Specialty Chemicals	1.4%
Consumer Services	1.2%
Computer Software and Services	1.0%
Building and Construction	0.9%
Telecommunications	0.8%
Communications Equipment	0.6%
Wireless Communications	0.6%
Real Estate	0.5%
Other Assets and Liabilities (Net)	(0.2)%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Value 25 Fund Inc.

Schedule of Investments — December 31, 2017

			Market
Shares		Cost	Value

	COMMON STOCKS — 100.2%
	Aerospace — 2.8%
277,000	Aerojet Rocketdyne Holdings Inc.†	$2,013,210	$8,642,400
300,000	Rolls-Royce Holdings plc.	2,246,222	3,430,724
18,400,000	Rolls-Royce Holdings plc, Cl. C†(a)	24,381	24,843

		4,283,813	12,097,967

	Automotive — 1.5%
153,000	Navistar International Corp.†	4,200,079	6,560,640

	Automotive: Parts and Accessories — 2.7%
94,000	Genuine Parts Co.	2,227,983	8,930,940
11,000	O’Reilly Automotive Inc.†	1,559,683	2,645,940

		3,787,666	11,576,880

	Broadcasting — 10.1%
510,000	CBS Corp., Cl. A, Voting	9,560,757	30,263,400
7,000	Liberty Broadband Corp., Cl. A†	314,951	595,350
68,000	Liberty Broadband Corp., Cl. C†	1,835,654	5,790,880
100,000	Liberty Media Corp.- Liberty SiriusXM, Cl. C†	179,817	3,966,000
173,000	MSG Networks Inc., Cl. A†	89,187	3,503,250

		11,980,366	44,118,880

	Building and Construction — 0.9%
106,000	Johnson Controls International Plc.	2,288,010	4,039,660

	Business Services — 2.5%
51,000	Gerber Scientific Inc., Escrow†(a)	0	0
75,000	Macquarie Infrastructure Corp.	2,483,561	4,815,000
40,000	Mastercard Inc., Cl. A	851,864	6,054,400

		3,335,425	10,869,400

	Cable and Satellite — 8.5%
84,000	AMC Networks Inc., Cl. A†	110,652	4,542,720
160,000	Comcast Corp., Cl. A	1,830,600	6,408,000
170,000	DISH Network Corp., Cl. A†	4,640,235	8,117,500
80,000	EchoStar Corp., Cl. A†	1,943,279	4,792,000
190,000	Liberty Global plc, Cl. A†	3,851,756	6,809,600
45,000	Liberty Global plc, Cl. C†	448,934	1,522,800
94,000	Rogers Communications Inc., Cl. B	681,271	4,787,420

		13,506,727	36,980,040

	Communications Equipment — 0.6%
64,000	Loral Space & Communications Inc.†	3,283,031	2,819,200

	Computer Software and Services — 1.0%
3,100	CommerceHub Inc., Cl. A†	13,090	68,169
6,200	CommerceHub Inc., Cl. C†	26,181	127,658
57,000	eBay Inc.†	1,148,503	2,151,180

			Market
Shares		Cost	Value

155,000	Hewlett Packard Enterprise Co.	$2,123,644	$2,225,800

		3,311,418	4,572,807

	Consumer Products — 5.7%
81,000	Edgewell Personal Care Co.†	3,630,721	4,810,590
37,000	Energizer Holdings Inc.	415,583	1,775,260
459,000	Swedish Match AB	6,960,247	18,084,480

		11,006,551	24,670,330

	Consumer Services — 1.2%
220,000	Liberty Interactive Corp. QVC Group, Cl. A†	2,817,833	5,372,400

	Diversified Industrial — 5.7%
35,000	Ampco-Pittsburgh Corp.	175,012	434,000
105,000	Crane Co.	2,801,045	9,368,100
98,000	Honeywell International Inc.	2,316,552	15,029,280

		5,292,609	24,831,380

	Electronics — 5.3%
510,000	Sony Corp., ADR	9,005,410	22,924,500

	Energy and Utilities — 2.7%
200,000	GenOn Energy Inc., Escrow†(a)	0	0
215,000	National Fuel Gas Co.	9,498,365	11,805,650

		9,498,365	11,805,650

	Entertainment — 13.4%
40,000	Discovery Communications Inc., Cl. A†	369,758	895,200
161,000	Discovery Communications Inc., Cl. C†	2,263,571	3,408,370
200,000	Grupo Televisa SAB, ADR	1,738,225	3,734,000
5,000	Liberty Media Corp.- Liberty Braves, Cl. A†	7,979	110,250
82,740	Liberty Media Corp.- Liberty Braves, Cl. C†	1,262,195	1,838,483
81,400	The Madison Square Garden Co, Cl. A†	1,232,175	17,163,190
7,000	Time Warner Inc.	192,641	640,290
180,000	Twenty-First Century Fox Inc., Cl. A	2,282,825	6,215,400
55,000	Twenty-First Century Fox Inc., Cl. B	1,701,437	1,876,600
645,000	Viacom Inc., Cl. A	19,520,371	22,510,500

		30,571,177	58,392,283

	Environmental Services — 5.7%
271,600	Republic Services Inc.	4,642,139	18,362,876
90,000	Waste Connections Inc.	2,994,272	6,384,600

		7,636,411	24,747,476

	Equipment and Supplies — 2.3%
127,500	CIRCOR International Inc.	1,667,162	6,206,700

See accompanying notes to financial statements.

The Gabelli Value 25 Fund Inc.

Schedule of Investment (Continued) — December 31, 2017

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Equipment and Supplies (Continued)
90,000	Flowserve Corp.	$528,443	$3,791,700

		2,195,605	9,998,400

	Financial Services — 10.4%
165,000	American Express Co.	4,299,536	16,386,150
115,000	H&R Block Inc.	2,329,328	3,015,300
97,000	Legg Mason Inc.	2,670,038	4,072,060
275,000	The Bank of New York Mellon Corp.	8,760,100	14,811,500
115,000	Wells Fargo & Co.	3,872,589	6,977,050

		21,931,591	45,262,060

	Food and Beverage — 5.8%
114,000	Diageo plc, ADR	4,370,147	16,647,420
43,200	Fomento Economico Mexicano SAB de CV, ADR	499,575	4,056,480
106,000	Mondelēz International Inc., Cl. A .	2,910,922	4,536,800

		7,780,644	25,240,700

	Hotels and Gaming — 2.1%
135,000	Ryman Hospitality Properties Inc.	4,141,189	9,317,700

	Machinery — 2.5%
183,744	CNH Industrial NV	1,331,785	2,462,170
110,000	CNH Industrial NV, Borsa Italiana, Brsaltaliana	990,523	1,474,251
104,000	Xylem Inc.	2,421,311	7,092,800

		4,743,619	11,029,221

	Metals and Mining — 3.5%
407,000	Newmont Mining Corp.	8,187,681	15,270,640

			Market
Shares		Cost	Value
	Real Estate — 0.5%
62,000	Griffin Industrial Realty Inc.	$1,066,792	$2,275,400

	Specialty Chemicals — 1.4%
20,000	Ashland Global Holdings Inc.	1,180,714	1,424,000
31,000	International Flavors &
	Fragrances Inc.	2,628,371	4,730,910

		3,809,085	6,154,910

	Telecommunications — 0.8%
127,000	Telephone & Data Systems Inc.	2,875,846	3,530,600

	Wireless Communications — 0.6%
70,000	United States Cellular Corp.†	3,117,671	2,634,100

	TOTAL COMMON STOCKS	185,654,614	437,093,224

	TOTAL INVESTMENTS — 100.2%	$185,654,614	437,093,224

	Other Assets and Liabilities (Net) — (0.2)%		(915,889)

	NET ASSETS — 100.0%		$436,177,335

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
†	Non-income producing security.

ADR   American Depositary Receipt

See accompanying notes to financial statements.

The Gabelli Value 25 Fund Inc.

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments, at value (cost $185,654,614)	$437,093,224
Receivable for Fund shares sold	108,043
Receivable from Adviser	7,927
Dividends receivable	1,063,354
Prepaid expenses	47,548

Total Assets	438,320,096

Liabilities:
Payable to custodian	1,108,768
Payable for Fund shares redeemed	420,606
Payable for investment advisory fees	376,652
Payable for distribution fees	86,728
Payable for accounting fees	3,750
Other accrued expenses	146,257

Total Liabilities	2,142,761

Net Assets
(applicable to 28,337,064 shares outstanding)	$436,177,335

Net Assets Consist of:
Paid-in capital	$186,666,387
Accumulated distributions in excess of net realized gains on investments and foreign currency transactions	(1,946,174)
Net unrealized appreciation on investments	251,438,610
Net unrealized appreciation on foreign currency translations	18,512

Net Assets	$436,177,335

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($4,542,681 ÷ 294,740 shares outstanding; 50,000,000 shares authorized)	$15.41
Class A:
Net Asset Value and redemption price per share ($362,729,077 ÷ 23,434,277 shares outstanding; 100,000,000 shares authorized)	$15.48
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$16.42
Class C:
Net Asset Value and offering price per share ($8,350,729 ÷ 688,783 shares outstanding; 50,000,000 shares authorized)	$12.12	(a)
Class I:
Net Asset Value, offering, and redemption price per share ($60,553,809 ÷ 3,919,197 shares outstanding; 50,000,000 shares authorized)	$15.45
Class T:
Net Asset Value and redemption price per share ($1,039.01 ÷ 67.24 shares outstanding; 50,000,000 shares authorized)	$15.45
Maximum offering price per share (NAV ÷ 0.975, based on maximum sales charge of 2.50% of the offering price)	$15.85

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended December 31, 2017

Investment Income:
Dividends (net of foreign withholding taxes of $169,142)	$6,782,179
Interest	37,195

Total Investment Income	6,819,374

Expenses:
Investment advisory fees	4,559,033
Distribution fees - Class AAA	11,102
Distribution fees - Class A	964,645
Distribution fees - Class C	98,330
Distribution fees - Class T	1
Shareholder services fees	245,316
Directors’ fees	94,500
Shareholder communications expenses	92,235
Registration expenses	75,003
Legal and audit fees	71,226
Custodian fees	57,867
Accounting fees	45,000
Interest expense	975
Miscellaneous expenses	34,804

Total Expenses	6,350,037

Less:
Expense reimbursements (See Note 3)	(87,199)
Expenses paid indirectly by broker (See Note 6)	(4,392)

Total Reimbursements	(91,591)

Net Expenses	6,258,446

Net Investment Income	560,928

Net Realized and Unrealized Gain/(Loss) on
Investments and Foreign Currency:
Net realized gain on investments	30,342,018
Net realized loss on foreign currency transactions	(7,208)

Net realized gain on investments and foreign currency transactions	30,334,810

Net change in unrealized appreciation:
on investments	23,940,142
on foreign currency translations	18,512

Net change in unrealized appreciation on investments and foreign currency translations	23,958,654

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	54,293,464

Net Increase in Net Assets Resulting from Operations	$54,854,392

See accompanying notes to financial statements.

The Gabelli Value 25 Fund Inc.

Statement of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2017	December 31, 2016
Operations:
Net investment income	$560,928	$2,354,466
Net realized gain on investments and foreign currency transactions	30,334,810	34,537,770
Net change in unrealized appreciation on investments and foreign currency translations	23,958,654	14,257,624

Net Increase in Net Assets Resulting from Operations.	54,854,392	51,149,860

Distributions to Shareholders:
Net investment income
Class AAA.	(4,232)	(18,055)
Class A	(281,247)	(1,742,121)
Class I	(290,730)	(342,634)
Class T	(2)	—

	(576,211)	(2,102,810)

Net realized gain
Class AAA.	(288,565)	(270,308)
Class A	(23,450,159)	(25,578,994)
Class C	(666,142)	(899,588)
Class I	(3,830,151)	(3,051,374)
Class T	(65)	—

	(28,235,082)	(29,800,264)

Total Distributions to Shareholders	(28,811,293)	(31,903,074)

Capital Share Transactions:
Class AAA.	211,262	(557,067)
Class A	(46,819,852)	(58,452,721)
Class C	(3,303,351)	(2,464,170)
Class I	11,148,820	(18,927,012)
Class T	1,068	—

Net Decrease in Net Assets from Capital Share Transactions	(38,762,053)	(80,400,970)

Redemption Fees	110	222

Net Decrease in Net Assets	(12,718,844)	(61,153,962)
Net Assets:
Beginning of year	448,896,179	510,050,141

End of year (including undistributed net investment income of $0 and $0, respectively)	$436,177,335	$448,896,179

See accompanying notes to financial statements.

The Gabelli Value 25 Fund Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations			Distributions						Ratios to Average Net Assets / Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets, End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Before Reimburse ments	Operating Expenses Net of Reimburse ments	Portfolio Turnover Rate
Class AAA
2017	$14.61	$0.01	$ 1.85	$ 1.86	$(0.02)	$(1.04)	$(1.06)	$0.00	$15.41	12.7%	$4,542	0.09%	1.41%	1.41%(c)	2%
2016	14.07	0.07	1.57	1.64	(0.07)	(1.03)	(1.10)	0.00	14.61	11.6	4,103	0.48	1.40	1.40(c)	2
2015	18.23	0.01	(1.72)	(1.71)	(0.01)	(2.44)	(2.45)	—	14.07	(9.5)	4,492	0.05	1.39	1.39(c)	3
2014	19.71	0.02	0.34	0.36	(0.03)	(1.81)	(1.84)	0.00	18.23	1.7	7,321	0.12	1.38	1.38	23
2013	15.21	0.03	4.98	5.01	(0.04)	(0.47)	(0.51)	0.00	19.71	33.1	7,174	0.16	1.39	1.39(d)	9
Class A
2017	$14.66	$0.01	$ 1.86	$ 1.87	$(0.01)	$(1.04)	$(1.05)	$0.00	$15.48	12.8%	$362,729	0.09%	1.41%	1.41%(c)	2%
2016	14.12	0.07	1.57	1.64	(0.07)	(1.03)	(1.10)	0.00	14.66	11.6	386,700	0.48	1.40	1.40(c)	2
2015	18.29	0.01	(1.73)	(1.72)	(0.01)	(2.44)	(2.45)	—	14.12	(9.5)	427,905	0.07	1.39	1.39(c)	3
2014	19.78	0.02	0.33	0.35	(0.03)	(1.81)	(1.84)	0.00	18.29	1.6	563,876	0.11	1.38	1.38	23
2013	15.24	0.03	5.00	5.03	(0.02)	(0.47)	(0.49)	0.00	19.78	33.2	635,817	0.18	1.39	1.39(d)	9
Class C
2017	$11.77	$(0.08)	$ 1.47	$ 1.39	$—	$(1.04)	$(1.04)	$0.00	$12.12	11.8%	$8,351	(0.67)%	2.16%	2.16%(c)	2%
2016	11.55	(0.03)	1.28	1.25	—	(1.03)	(1.03)	0.00	11.77	10.8	11,171	(0.27)	2.15	2.15(c)	2
2015	15.55	(0.10)	(1.46)	(1.56)	—	(2.44)	(2.44)	—	11.55	(10.2)	13,317	(0.69)	2.14	2.14(c)	3
2014	17.18	(0.11)	0.29	0.18	—	(1.81)	(1.81)	0.00	15.55	0.9	19,395	(0.64)	2.13	2.13	23
2013	13.37	(0.09)	4.37	4.28	—	(0.47)	(0.47)	0.00	17.18	32.2	23,912	(0.58)	2.14	2.14(d)	9
Class I
2017	$14.64	$0.08	$ 1.85	$ 1.93	$(0.08)	$(1.04)	$(1.12)	$0.00	$15.45	13.2%	$60,554	0.50%	1.16%	1.00%(c)(e)	2%
2016	14.10	0.12	1.57	1.69	(0.12)	(1.03)	(1.15)	0.00	14.64	11.9	46,922	0.79	1.15	1.13(c)(e)	2
2015	18.28	0.05	(1.73)	(1.68)	(0.06)	(2.44)	(2.50)	—	14.10	(9.3)	64,336	0.28	1.14	1.14(c)	3
2014	19.76	0.07	0.34	0.41	(0.08)	(1.81)	(1.89)	0.00	18.28	2.0	138,916	0.33	1.13	1.13	23
2013	15.22	0.06	5.02	5.08	(0.07)	(0.47)	(0.54)	0.00	19.76	33.5	127,347	0.32	1.14	1.14(d)	9
Class T(f)
2017	$15.91	$(0.01)	$ 0.63	$ 0.62	$(0.04)	$(1.04)	$(1.08)	$—	$15.45	3.9%	$1	(0.18%)(g)	1.41%(g)	1.41%(c)(g)	2%

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2017, 2016, and 2015, there was no impact on the expense ratios.
(d)

The ratios do not include a reduction of advisory fee on unsupervised assets for the year ended December 31, 2013. Including such advisory fee reduction on unsupervised assets, the ratios of operating expenses to average net assets would have been 1.40% and 1.40% (Class AAA and Class A), 2.15% (Class C), and 1.15% (Class I), respectively. For the six months ended June 30, 2017 and the years ended December 31, 2016, 2015, 2014 and 2012, the effect was minimal.

(e)

Under an expense reimbursement agreement with the Adviser, the Adviser reimbursed certain Class I expenses to the Fund of $87,199 for the year ended December 31, 2017, and $11,790 for the year ended December 31, 2016, the effects of which were minimal.

(f)	Class T Shares were initially offered on July 5, 2017.
(g)	Annualized.

See accompanying notes to financial statements.

The Gabelli Value 25 Fund Inc.

Notes to Financial Statements

1. Organization. The Gabelli Value 25 Fund Inc. was incorporated on July 20, 1989 in Maryland. On July 5, 2017, the Fund began to offer for sale Class T Shares. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary objective is long term capital appreciation. The Fund commenced investment operations on September 29, 1989.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines that such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli Value 25 Fund Inc.

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2017 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/17
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Aerospace	$ 12,073,124	—	$24,843	$ 12,097,967
Business Services	10,869,400	—	0	10,869,400
Energy and Utilities	11,805,650	—	0	11,805,650
Other Industries (a)	402,320,207	—	—	402,320,207

Total Common Stocks	437,068,381	—	24,843	437,093,224

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$437,068,381	—	$24,843	$437,093,224

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers among Level 1, Level 2, and Level 3 during the year ended December 31, 2017. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which

The Gabelli Value 25 Fund Inc.

Notes to Financial Statements (Continued)

are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 10% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At December 31, 2017, the Fund held no restricted securities.

The Gabelli Value 25 Fund Inc.

Notes to Financial Statements (Continued)

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. Permanent differences were primarily due to underlying fund investments and tax equalization utilized. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2017, reclassifications were made to decrease distributions in excess of net investment income by $15,283 and increase accumulated distributions in excess of net realized gains on investments and foreign currency transactions by $1,843,045, with an offsetting adjustment to paid-in capital.

The tax character of distributions paid during the years ended December 31, 2017 and 2016 was as follows:

	Year Ended December 31, 2017	Year Ended December 31, 2016
Distributions paid from:*
Ordinary income (inclusive of short term capital gains)	$1,141,947	$2,339,654
Net long term capital gains	29,541,548	33,751,367

Total distributions paid	$30,683,495	$36,091,021

*	Total distributions paid differs from the Statement of Changes in Net Assets due to the utilization of equalization.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The Gabelli Value 25 Fund Inc.

Notes to Financial Statements (Continued)

As of December 31, 2017, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations	$249,510,948

At December 31, 2017, the temporary differences between book basis and tax basis net unrealized appreciation on investments were primarily due to deferral of losses from wash sales for tax purposes and tax basis adjustments on investments in real estate investment trusts.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2017:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$187,600,787	$253,839,115	$(4,346,678)	$249,492,437

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2017, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2017, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

Effective October 1, 2016, the Adviser contractually agreed to waive its investment advisory fee and/or reimburse expenses of Class I Shares to the extent necessary to maintain the total operating expenses (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) until at least April 30, 2019 at no more than 1.00% of the value of its average daily net assets. In addition, the Fund has agreed, during the three year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving the effect to the repayment, such adjusted annualized total operating expenses of the Fund would not exceed 1.00% of the value of the Fund’s average daily net assets for Class I. The agreement is renewable annually. At December 31, 2017, the cumulative amount which the Fund may repay the Advisor is $98,989.

For the year ended December 31, 2016, expiring December 31, 2019	$11,790
For the year ended December 31, 2017, expiring December 31, 2020	87,199

$98,989

The Fund pays each Director who is not considered an affiliated person an annual retainer of $9,000 plus $2,000 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred in

The Gabelli Value 25 Fund Inc.

Notes to Financial Statements (Continued)

attending meetings. All Board committee members receive $500 per meeting attended. The Chairman of the Audit Committee and the Lead Director each receives an annual fee of $2,000 per year. The Chairman of the Nominating Committee and Proxy Voting Committee each receives an annual fee of $2,500. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, Class C, and Class T Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, 1.00%, and 0.25%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2017, other than short term securities and U.S. Government obligations, aggregated $9,056,145 and $74,105,643 respectively.

6. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2017, the Fund paid $20,704 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $4,790 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the year ended December 31, 2017, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $4,392.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2017, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7. Capital Stock. The Fund offers five classes of shares – Class AAA Shares, Class A Shares, Class C Shares, Class I Shares, and Class T Shares. Class AAA Shares and Class I Shares are offered without a sales charge. Class A Shares and Class T Shares are subject to a maximum front-end sales charge of 5.75% and 2.50%, respectively. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the year ended December 31, 2017 and the years ended December 31, 2017 and 2016, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

The Gabelli Value 25 Fund Inc.

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended		Year Ended
	December 31, 2017		December 31, 2016
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	56,037	$881,770	90,705	$1,375,906
Shares issued upon reinvestment of distributions	18,601	287,025	19,224	282,208
Shares redeemed	(60,788)	(957,533)	(148,285)	(2,215,181)

Net increase/(decrease)	13,850	$211,262	(38,356)	$(557,067)

Class A
Shares sold	190,962	$2,981,864	415,539	$6,239,344
Shares issued upon reinvestment of distributions	1,438,964	22,303,924	1,756,196	25,868,799
Shares redeemed	(4,566,779)	(72,105,640)	(6,103,550)	(90,560,864)

Net decrease	(2,936,853)	$(46,819,852)	(3,931,815)	$(58,452,721)

Class C
Shares sold	22,582	$279,493	72,672	$877,530
Shares issued upon reinvestment of distributions	51,731	628,009	63,414	749,557
Shares redeemed	(334,977)	(4,210,853)	(339,972)	(4,091,257)

Net decrease	(260,664)	$(3,303,351)	(203,886)	$(2,464,170)

Class I
Shares sold	1,207,770	$19,052,127	1,619,632	$24,438,699
Shares issued upon reinvestment of distributions	246,145	3,807,872	213,646	3,142,730
Shares redeemed	(740,070)	(11,711,179)	(3,190,736)	(46,508,441)

Net increase/(decrease)	713,845	$11,148,820	(1,357,458)	$(18,927,012)

Class T(a)
Shares sold	63	$1,000	—	—
Shares issued upon reinvestment of distributions	4	68	—	—

Net increase	67	$1,068	—	—

(a)	Class T Shares were initially offered on July 5, 2017.

8. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Value 25 Fund Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

The Gabelli Value 25 Fund Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Value 25 Fund Inc. (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 27, 2018

We have served as the auditor of one or more investment companies in Gabelli/GAMCO Fund Complex since 1986.

The Gabelli Value 25 Fund Inc.

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Value 25 Fund Inc. at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s)	Term of Office	Number of Funds
Address[1]	and Length of	in Fund Complex	Principal Occupation(s)	Other Directorships
and Age	Time Served[2]	Overseen by Director	During Past Five Years	Held by Director[3]

INTERESTED DIRECTORS[4] :

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 75	Since 1989	32	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications)

INDEPENDENT DIRECTORS[5] :

Anthony J. Colavita Director Age: 82	Since 1989	28	President of the law firm of Anthony J. Colavita, P.C.	—

Robert J. Morrissey Director Age: 78	Since 1989	6	Partner in the law firm of Morrissey, Hawkins & Lynch	Chairman of the Board of Directors, Belmont Savings Bank

Kuni Nakamura Director Age: 49	Since 2016	33	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—

Anthony R. Pustorino Director Age: 92	Since 1989	10	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing) (2004-2011)

Werner J. Roeder Director Age: 77	Since 2001	23	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—

The Gabelli Value 25 Fund Inc.

Additional Fund Information (Continued) (Unaudited)

Name, Position(s)	Term of Office
Address[1]	and Length of	Principal Occupation(s)
and Age	Time Served[2]	During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 66	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer Age: 41	Since 2017	Treasurer of all the registered investment companies within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 59	Since 2006	Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary Age: 45	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013

Richard J. Walz Chief Compliance Officer Age: 58	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/ GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[4]

“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[5]	Directors who are not interested persons are considered “Independent” Directors.

The Gabelli Value 25 Fund Inc.

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), contemplates that the Board of Directors (the “Board”) of The Gabelli Value 25 Fund Inc. (the “Fund”), including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Board Members”), are required annually to review and re-approve the terms of the Fund’s existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six month period covered by this report, the Investment Advisory Agreement (the “Advisory Agreement”) with Gabelli Funds, LLC (the “Adviser”) for the Fund.

More specifically, at a meeting held on November 16, 2017, the Independent Board Members, meeting in executive session, reviewed the written and oral information that had been made available, and considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement.

In determining whether to approve the continuance of the Advisory Agreement, the Board Members considered the following information:

1. The nature, extent, and quality of services provided by the Adviser.

The Board Members reviewed in detail the nature and extent of the services provided by the Adviser under the Advisory Agreement and the quality of those services over the past year. The Board noted that these services included managing the investment program of the Fund, including the purchase and sale of portfolio securities, and overseeing all of the Fund’s third party service providers as well as providing general corporate services. The Board Members considered that the Adviser also provided, at its expense, office facilities for use by the Fund and supervisory personnel responsible for supervising the performance of administrative, accounting and related services for the Fund, including monitoring to assure compliance with stated investment policies and restrictions under the 1940 Act and related securities regulation. The Board Members noted that, in addition to managing the investment program for the Fund, the Adviser provided certain non-advisory and compliance services, including services for the Fund’s Rule 38a-1 compliance program.

The Board Members also considered that the Adviser paid for all compensation of officers and Board Members of the Fund that are affiliated with the Adviser and that the Adviser further provided services to shareholders of the Fund who had invested through various programs offered by third party financial intermediaries (“Participating Organizations”). The Board Members evaluated these factors based on its direct experience with the Adviser and in consultation with Fund Counsel. The Board noted that the Adviser had engaged, at its expense, BNY to assist it in performing certain of its administrative functions. The Board Members concluded that the nature and extent of the services provided were reasonable and appropriate in relation to the advisory fee, that the level of services provided by the Adviser, either directly or through BNY, had not diminished over the past year, and that the quality of service continued to be high.

The Board Members reviewed the personnel responsible for providing services to the Fund and concluded, based on their experience and interaction with the Adviser, that (i) the Adviser was able to retain quality personnel, (ii) the Adviser and its agents exhibited a high level of diligence and attention to detail in carrying out their advisory and administrative responsibilities under the Advisory Agreement, (iii) the Adviser was responsive to requests of the Board, (iv) the scope and depth of the Adviser’s resources were adequate, and (v) the Adviser had kept the Board apprised of developments relating to the Fund and the industry in general. The Board

The Gabelli Value 25 Fund Inc.

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited) (Continued)

Members also focused on the Adviser’s reputation and long standing relationship with the Fund. The Board Members also believed that the Adviser had devoted substantial resources and made substantial commitments to address new regulatory compliance requirements applicable to the Fund.

2. The performance of the Fund and the Adviser.

The Board Members reviewed the investment performance of the Fund, on an absolute basis, as compared to its Broadridge peer group of other SEC registered funds, and against the Fund’s broad based securities market benchmark as reflected in the Fund’s prospectus and annual report. The Board Members considered the Fund’s one, three, five and ten year average annual total return for the periods ended September 30, 2017, but placed greater emphasis on the Fund’s longer term performance. The peer group considered by the Board Members was developed by Broadridge and was comprised of the Fund and a representative class/fund from each retail portfolio in the multi-cap core classifications, excluding outliers (the “Performance Peer Group”). The Board considered these comparisons helpful in their assessment as to whether the Adviser was obtaining for the Fund’s shareholders the total return performance that was available in the marketplace, given the Fund’s objectives, strategies, limitations and restrictions. In reviewing the performance of the Fund, the Board Members noted that the Fund’s performance was below the median for the one-year, three-year, and five-year periods. The Board Members concluded that the Fund’s performance was reasonable in comparison to that of the Performance Peer Group.

In connection with its assessment of the performance of the Adviser, the Board Members considered the Adviser’s financial condition and whether it had the resources necessary to continue to carry out its functions under the Advisory Agreement. The Board Members concluded that the Adviser had the financial resources necessary to continue to perform its obligations under the Advisory Agreement and to continue to provide the high quality services that it has provided to the Fund to date.

3. The cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the Fund.

In connection with the Board Members’ consideration of the cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the Fund, the Board Members considered a number of factors. First, the Board Members compared the level of the advisory fee for the Fund against comparative Broadridge expense peer group (“Expense Peer Group”). The Board Members also considered comparative non-management fee expenses and comparative total fund expenses of the Fund and the Expense Peer Group. The Board Members considered this information as useful in assessing whether the Adviser was providing services at a cost that was competitive with other similar funds. In assessing this information, the Board Members considered both the comparative contract rates as well as the level of the total expense ratio, with respect to the Expense Peer Group. The Board Members noted that the Fund’s advisory fee and expense ratio were above the median when compared to those of the Expense Peer Group.

The Board Members also reviewed the fees charged by the Adviser to provide similar advisory services to other registered investment companies or accounts with similar investment objectives, noting that the fees charged by the Adviser were the same or lower, than the fees charged to the Fund.

The Board Members also considered an analysis prepared by the Adviser of the estimated profitability to the Adviser of its relationship with the Fund and reviewed with the Adviser its cost allocation methodology in connection with its profitability. In this regard, the Board Members reviewed Pro-forma Income Statements of the Adviser

The Gabelli Value 25 Fund Inc.

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited) (Continued)

for the year ended December 31, 2016. The Board Members considered one analysis for the Adviser as a whole, and a second analysis for the Adviser with respect to the Fund. With respect to the Fund analysis, the Board Members received an analysis based on the Fund’s average net assets during the period as well as a pro-forma analysis of profitability at higher and lower asset levels. The Board Members concluded that the profitability of the Fund to the Adviser under either analysis was not excessive.

4. The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.

With respect to the Board Members’ consideration of economies of scale, the Board Members discussed whether economies of scale would be realized by the Fund at higher asset levels. The Board Members also reviewed data from the Expense Peer Group to assess whether the Expense Peer Group funds had advisory fee breakpoints and, if so, at what asset levels. The Board Members also assessed whether certain of the Adviser’s costs would increase if asset levels rise. The Board Members noted the Fund’s current size and concluded that under foreseeable conditions, they were unable to assess at this time whether economies of scale would be realized if the Fund were to experience significant asset growth. In the event there were to be significant asset growth in the Fund, the Board Members determined to reassess whether the advisory fee appropriately took into account any economies of scale that had been realized as a result of that growth.

5. Other Factors.

In addition to the above factors, the Board also discussed other benefits received by the Adviser from its management of the Fund. The Board considered that the Adviser does use soft dollars in connection with its management of the Fund.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board based their decision on evaluations of all these factors as a whole and did not consider any one factor as all important or controlling.

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC and GAMCO Asset Management Inc., which are affiliated with GAMCO Investors, Inc. that is a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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THE GABELLI VALUE 25 FUND INC.

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA degree with honors from Columbia Business School.

2017 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2017, the Fund paid to shareholders ordinary income distributions (comprised of net investment income and short term capital gains) totaling $0.035, $0.032, $0.019, $0.099, and $0.054 per share for Class AAA, Class A, Class C, Class I and Class T Shares, respectively, and long term capital gains totaling $29,541,548, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. For the year ended December 31, 2017, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.89% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. The Fund designates 100% of the ordinary income distribution as qualified short term gain pursuant to the American Jobs Creation Act of 2004.

U.S. Government Income

The percentage of the ordinary income distribution paid by the Fund during 2017 which was derived from U.S. Treasury securities was 0.24%.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

THE GABELLI VALUE 25 FUND INC.

One Corporate Center

Rye, New York 10580-1422

t  800-GABELLI (800-422-3554)

f  914-921-5118

e  info@gabelli.com

    GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS	OFFICERS

Mario J. Gabelli, CFA

Chairman and Chief

Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Robert J. Morrissey

Partner,

Morrissey, Hawkins & Lynch

Kuni Nakamura

President,

Advanced Polymer, Inc.

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus,

Pace University

Werner J. Roeder

Former Medical Director,

Lawrence Hospital

Bruce N. Alpert

President

John C. Ball

Treasurer

Agnes Mullady

Vice President

Andrea R. Mango

Secretary

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN

The Bank of New York

Mellon

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

DST Asset Manager

Solutions Inc.

LEGAL COUNSEL

Paul Hastings LLP

This report is submitted for the general information of the shareholders of The Gabelli Value 25 Fund Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB409Q417AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $44,166 for 2016 and $44,166 for 2017.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2016 and $0 for 2017.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,096 for 2016 and $4,100 for 2017. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2016 and $0 for 2017.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2016 and $0 for 2017.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-

K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Value 25 Fund Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/09/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/09/2018

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	3/09/2018

* Print the name and title of each signing officer under his or her signature.